Exhibit 99.1

EA REPORTS FOURTH QUARTER AND FISCAL YEAR 2008 RESULTS

Record GAAP Net Revenue of $3.665 Billion and

Non-GAAP Net Revenue of $4.020 Billion in Fiscal 2008

More Than Fifteen New Games Scheduled for Release in Fiscal 2009

REDWOOD CITY, CA – May 13, 2008 – Electronic Arts (NASDAQ: ERTS) today announced preliminary financial results for its fiscal fourth quarter and fiscal year ended March 31, 2008.

Full Year Results

Net revenue for the fiscal year ended March 31, 2008 was $3.665 billion, up 19 percent as compared with $3.091 billion for the prior year. Beginning in fiscal 2008, EA no longer charges for its service related to certain online-enabled packaged goods games. As a result, the Company recognizes revenue from the sale of these games over the estimated service period. The Company ended the year with $387 million in deferred net revenue related to its service for certain online-enabled packaged goods games, which will be recognized in future periods.

Non-GAAP net revenue* was $4.020 billion, up 30 percent as compared with $3.091 billion for the prior year.

EA had 27 titles that sold more than one million copies in the year as compared with 24 titles in the prior year.

Net loss for the year was $454 million as compared with net income of $76 million for the prior year. Diluted loss per share was $1.45 as compared with diluted earnings per share of $0.24 for the prior year.

Non-GAAP net income* was $339 million as compared with $247 million a year ago, up 37 percent year-over-year. Non-GAAP diluted earnings per share were $1.06 as compared with $0.78 for the prior year.

Trailing-twelve-month operating cash flow was $338 million as compared with $397 million a year ago. The Company ended the year with cash and short-term investments of $2.287 billion.

Fiscal Fourth Quarter Results (comparisons are to the quarter ended March 31, 2007)

Net revenue for the fourth quarter was $1.127 billion, up 84 percent as compared with $613 million for the prior year. During the quarter, EA had a net benefit of $208 million related to the recognition of deferred net revenue for certain online enabled packaged goods games.

Non-GAAP net revenue* was $919 million, up 50 percent as compared with $613 million for the prior year.

Sales were driven by the launches of ARMY OF TWO™ and Burnout™ Paradise as well as the continued strength of Rock Band™.

Net loss for the quarter was $94 million as compared with a net loss of $25 million for the prior year. Diluted loss per share was $0.30 as compared with diluted loss per share of $0.08 for the prior year.

Non-GAAP net income* was $30 million as compared with $19 million a year ago. Non-GAAP diluted earnings per share were $0.09 as compared with $0.06 for the prior year.

“A year ago, we committed to an aggressive change agenda at EA. Our employees stepped up to the challenge and we finished fiscal year 2008 with non-GAAP revenue up 30% to $4 billion — a record for any third-party publisher. Our operating margins were flat to our prior year. On balance, we’re very pleased with our revenue growth, but not yet happy with our profit margins,” said John Riccitiello, Chief Executive Officer. “In fiscal 2009, we expect to deliver another $1 billion in revenue growth and to double our operating profit on the strength of our slate of titles.”

Highlights for the Year (comparisons are to the fiscal year ended March 31, 2007)

•	In fiscal 2008, EA was the number one publisher across all platforms in North America with 19 percent share and in Europe with 20 percent share.

•

On the Wii™, EA was the number one third-party publisher in Europe in fiscal 2008 with 15 percent share — up eight points from a year ago; in North America, EA had 11 percent share — up one point from a year ago.

•	EA Partners posted its strongest year ever driven by Rock Band and Half Life® 2: Orange Box.

•	EA had 15 double platinum (sold over 2 million copies) titles in the year — up from ten a year ago.

•	The Sims™ franchise sold over 100 million copies life to date.

•	EA strengthened its wholly-owned portfolio — by launching six new games — MySims™, ARMY OF TWO, SKATE, Boogie™, EA Playground™ and Smarty Pants™.

•	Burnout Paradise, ARMY OF TWO and the recently launched Boom Blox™ debuted with strong quality ratings from critics.

•	Pogo™ has surpassed the $100 million mark in revenue — growing 41 percent year-over-year.

•	EA signed an agreement with Hasbro for the exclusive rights to create digital games based upon intellectual properties including MONOPOLY, SCRABBLE, YAHTZEE, NERF, TONKA and LITTLEST PET SHOP.

•	EA acquired BioWare Corp.™ and Pandemic™ Studios in January 2008, adding strong development talent and ten new franchises.

•	EA’s December 2007 employee satisfaction survey showed significant improvement over the last appraisal in 2004. Results included a double-digit gain in employee engagement.

Business Outlook

The following forward-looking statements, as well as those made above, reflect expectations as of May 13, 2008. Results may be materially different and are affected by many factors, including: development delays on EA’s products; competition in the industry; changes in anticipated costs, expected savings and impact on EA’s operations of the Company’s reorganization plan; consumer demand for console hardware and the ability of the console manufacturers to produce an adequate supply of consoles to meet that demand; consumer demand for games for legacy consoles, particularly the PlayStation®2; the financial impact of potential future acquisitions by EA, including the potential acquisition of Take-Two Interactive Software, Inc.; the popular appeal of EA’s products; changes in foreign exchange rates; the overall global economy; EA’s effective tax rate; and other factors detailed in this release and in EA’s annual and quarterly SEC filings.

Fiscal Year Expectations – Ending March 31, 2009

•	GAAP net revenue is expected to be between $4.9 and $5.15 billion.

•	Non-GAAP net revenue* is expected to be between $5.0 and $5.3 billion.

•	GAAP diluted earnings per share are expected to be between $0.25 and $0.52.

•	Non-GAAP diluted earnings per share* are expected to be between $1.30 and $1.70.

•	Expected non-GAAP net income* excludes the following pre-tax items from expected GAAP net income:

•	$100 to $150 million for the impact of the change in deferred net revenue (packaged goods and digital content),

•	$240 million of estimated stock-based compensation,

•	$65 million of amortization of intangible assets, and

•	$25 million of restructuring charges.

•	Non-GAAP tax expense is expected to be $85 to $95 million higher than GAAP tax expense.

Beginning in fiscal 2009, the Company will use a long-term normalized tax rate for evaluating operating performance, as well as planning, forecasting and analyzing future periods, and assessing the performance of its management team. Based on its current long-term projections, the Company intends to use a long-term normalized non-GAAP tax rate of 28 percent.

Conference Call

Electronic Arts will host a conference call today at 2:00 pm PT (5:00 pm ET) to review its results for the fourth quarter and fiscal 2008 ended March 31, 2008 and its outlook for the future. During the course of the call, Electronic Arts may also disclose material developments affecting its business and/or financial performance. Listeners may access the conference call live through the following dial-in number: (877) 856-1960, access code 220497, or via webcast: http://investor.ea.com.

A dial-in replay of the conference call will be provided until May 20, 2008 at (719) 457-0820, access code 220497. A webcast archive of the conference call will be available for one year at http://investor.ea.com.

* Non-GAAP Financial Measures

To supplement the Company’s unaudited condensed consolidated financial statements presented in accordance with GAAP, Electronic Arts uses certain non-GAAP measures of financial performance. The presentation of these non-GAAP financial measures is not intended to be considered in isolation from, as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP, and may be different from non-GAAP financial measures used by other companies. In addition, these non-GAAP measures have limitations in that they do not reflect all of the amounts associated with the Company’s results of operations as determined in accordance with GAAP. The non-GAAP financial measures used by Electronic Arts include: non-GAAP net revenue, non-GAAP gross profit, non-GAAP operating income (loss), non-GAAP net income (loss) and historical and estimated non-GAAP diluted earnings (loss) per share. These non-GAAP financial measures exclude the following items, if any, from the Company’s unaudited condensed consolidated statements of operations:

•	Change in deferred net revenue (packaged goods and digital content)

•	Acquisition-related charges

•	Amortization of intangibles

•	Certain litigation expenses

•	Losses on strategic investments

•	Restructuring charges

•	Stock-based compensation

•	Income tax adjustments

Through the end of fiscal 2008, Electronic Arts made certain income tax adjustments to its non-GAAP financial measures to reflect the income tax effects of each of the items it excluded from its pre-tax non-GAAP financial measures, as well as certain discrete one-time income tax adjustments. This approach was consistent with how the Company evaluated operating performance, planned, forecasted and analyzed future periods, and assessed the performance of its management team.

Beginning in fiscal 2009, the Company will use a long-term normalized tax rate for evaluating operating performance, as well as planning, forecasting and analyzing future periods, and assessing the performance of its management team. Based on its current long-term projections, the Company intends to use a long-term normalized non-GAAP tax rate of 28 percent.

Electronic Arts may consider whether other significant non-recurring items that arise in the future should also be excluded in calculating the non-GAAP financial measures it uses.

Electronic Arts believes that these non-GAAP financial measures, when taken together with the corresponding GAAP financial measures, provide meaningful supplemental information regarding the Company’s performance by excluding certain items that may not be indicative of the Company’s core business, operating results or future outlook. Electronic Arts’ management uses, and believes that investors benefit from referring to, these non-GAAP financial measures in assessing the Company’s operating results both as a consolidated entity and at the business unit level, as well as when planning, forecasting and analyzing future periods. These non-GAAP financial measures also facilitate comparisons of the Company’s performance to prior periods.

In addition to the reasons stated above, which are generally applicable to each of the items Electronic Arts excludes from its non-GAAP financial measures, the Company believes it is appropriate to exclude certain items for the following reasons:

Amortization of Intangibles. When analyzing the operating performance of an acquired entity, Electronic Arts’ management focuses on the total return provided by the investment (i.e., operating profit generated from the acquired entity as compared to the purchase price paid) without taking into consideration any allocations made for accounting purposes. Because the purchase price for an acquisition necessarily reflects the accounting value assigned to intangible assets (including acquired in-process technology and goodwill), when analyzing the operating performance of an acquisition in subsequent periods, the Company’s management excludes the GAAP impact of acquired intangible assets to its financial results. Electronic Arts believes that such an approach is useful in understanding the long-term return provided by an acquisition and that investors benefit from a supplemental non-GAAP financial measure that excludes the accounting expense associated with acquired intangible assets.

In addition, in accordance with GAAP, Electronic Arts generally recognizes expenses for internally-developed intangible assets as they are incurred, notwithstanding the potential future benefit such assets may provide. Unlike internally-developed intangible assets, however, and also in accordance with GAAP, the Company generally capitalizes the cost of acquired intangible assets and recognizes that cost as an expense over the useful lives of the assets acquired (other than goodwill, which is not amortized, and acquired in-process technology, which is expensed immediately, as required under GAAP). As a result of their GAAP treatment, there is an inherent lack of comparability between the financial performance of internally-developed intangible assets and acquired intangible assets. Accordingly, Electronic Arts believes it is useful to provide, as a supplement to its GAAP operating results, a non-GAAP financial measure that excludes the amortization of acquired intangibles.

Stock-Based Compensation. Electronic Arts adopted SFAS 123(R), “Share-Based Payment” beginning in its fiscal year 2007. When evaluating the performance of its individual business units, the Company does not consider stock-based compensation charges. Likewise, the Company’s management teams exclude stock-based compensation expense from their short and long-term operating plans. In contrast, the Company’s management teams are held accountable for cash-based compensation and such amounts are included in their operating plans. Further, when considering the impact of equity award grants, Electronic Arts places a greater emphasis on overall shareholder dilution rather than the accounting charges associated with such grants.

Video game platforms have historically had a life cycle of four to six years, which causes the video game software market to be cyclical. The Company’s management analyzes its business and operating performance in the context of these business cycles, comparing Electronic Arts’ performance at similar stages of different cycles. For comparability purposes, Electronic Arts believes it is useful to provide a non-GAAP financial measure that excludes stock-based compensation in order to better understand the long-term performance of its core business.

Restructuring Charges. Although Electronic Arts has engaged in various restructuring activities in the past, each has been a discrete, extraordinary event based on a unique set of business objectives. Each of these restructurings has been unlike its predecessors in terms of its operational implementation, business impact and scope. The Company does not engage in restructuring activities on a regular basis or in the ordinary course of business. As such, the Company believes it is appropriate to exclude restructuring charges from its non-GAAP financial measures.

Change in Deferred Net Revenue (Packaged Goods and Digital Content). Beginning in fiscal 2008, Electronic Arts was no longer able to objectively determine the fair value of the online service included in certain of its packaged goods games and online content. As a result, the Company began recognizing the revenue from the sale of these games and content over the estimated online service period. Although Electronic Arts defers the recognition of a significant portion of its net revenue as a result of this change, there has been no adverse impact to its operating cash flow. Internally, Electronic Arts’ management excludes the impact of the change in deferred net revenue related to packaged goods games and digital content in its non-GAAP financial measures when evaluating the Company’s operating performance, when planning, forecasting and analyzing future periods, and when assessing the performance of its management team. The Company believes that excluding the impact of the change in deferred net revenue from its operating results is important to facilitate comparisons to prior periods during which the Company was able to objectively determine the fair value of the online service and not delay the recognition of significant amounts of net revenue related to online-enabled packaged goods.

In the financial tables below, Electronic Arts has provided a reconciliation of the most comparable GAAP financial measure to each of the historical non-GAAP financial measures used in this press release.

Forward-Looking Statements

Some statements set forth in this release, including the estimates under the headings “Business Outlook” contain forward-looking statements that are subject to change. Statements including words such as “anticipate”, “believe”, “estimate” or “expect” and statements in the future tense are forward-looking statements. These forward-looking statements are subject to risks and uncertainties that could cause actual events or actual future results to differ materially from the expectations set forth in the forward-looking statements. Some of the factors which could cause the Company’s results to differ materially from its expectations include the following: timely development and release of Electronic Arts’ products; competition in the interactive entertainment industry; the Company’s ability to successfully implement its reorganization plans; the consumer demand for, and the availability of an adequate supply of console hardware units (including the Xbox 360™ video game and entertainment system, the PLAYSTATION®3 computer entertainment system and the Wii™); consumer demand for software for legacy consoles, particularly the PlayStation 2; the Company’s ability to predict consumer preferences among competing hardware platforms; the financial impact of potential future acquisitions by EA, including the potential acquisition of Take-Two Interactive Software, Inc.; the Company’s ability to realize the anticipated benefits of its acquisition of VG Holding Corp.; consumer spending trends; the seasonal and cyclical nature of the interactive game segment; the Company’s ability to manage expenses during fiscal year 2009 and beyond; the Company’s ability to attract and retain key personnel; changes in the Company’s effective tax rates; the performance of strategic investments; adoption of new accounting regulations and standards; potential regulation of the Company’s products in key territories; developments in the law regarding protection of the Company’s products; fluctuations in foreign exchange rates; the Company’s ability to secure licenses to valuable entertainment properties on favorable terms; and other factors described in the Company’s Annual Report on Form 10-K for the year ended March 31, 2007 and Quarterly Report for the quarter ended December 31, 2007. These forward-looking statements speak only as of May 13, 2008. Electronic Arts assumes no obligation and does not intend to update these forward-looking statements, including those made under the heading “Business Outlook”. In addition, the preliminary financial results set forth in this release are estimates based on information currently available to Electronic Arts. While Electronic Arts believes these estimates are meaningful, they could differ from the actual amounts that Electronic Arts ultimately reports in its Annual Report on Form 10-K for the fiscal year ended March 31, 2008. Electronic Arts assumes no obligation and does not intend to update these estimates prior to filing its Form 10-K for the fiscal year ended March 31, 2008.

About Electronic Arts

Electronic Arts Inc. (EA), headquartered in Redwood City, California, is the world’s leading interactive entertainment software company. Founded in 1982, the Company develops, publishes, and distributes interactive software worldwide for video game systems, personal computers, cellular handsets and the Internet. Electronic Arts markets its products under four brand names: EA SPORTS™, EA™, EA SPORTS Freestyle™ and POGO™. In fiscal 2008, EA posted GAAP net revenue of $3.67 billion and had 27 titles that sold more than one million copies. EA’s homepage and online game site is www.ea.com. More information about EA’s products and full text of press releases can be found on the Internet at http://info.ea.com.

For additional information, please contact:

Tricia Gugler	Jeff Brown
Director, Investor Relations	Vice President, Corporate Communications
650-628-7327	650-628-7922

EA, EA SPORTS, EA SPORTS Freestyle, POGO, Boogie, Boom Blox, EA Playground, Smarty Pants, Army of Two, Burnout and Pandemic are trademarks or registered trademarks of Electronic Arts Inc. in the U.S. and/or other countries. BioWare Corp. is a trademark or registered trademark of EA International (Studio and Publishing) Ltd. HASBRO, MONOPOLY, SCRABBLE, NERF, TONKA, YAHTZEE and LITTLEST PET SHOP are trademarks of Hasbro and are used with permission. ©2008 Hasbro. All Rights Reserved. Half-Life is a trademark or registered trademark of Valve Corporation in the U.S. and/or other countries. Rock Band is a trademark of Harmonix Music Systems, Inc., a division of MTV Networks. “PlayStation” is a registered trademark of Sony Computer Entertainment Inc. Wii is a trademark of Nintendo. All other trademarks are the property of their respective owners.

ELECTRONIC ARTS INC. AND SUBSIDIARIES

Unaudited Condensed Consolidated Statements of Operations

(in millions, except per share data)

	Three Months Ended March 31,		Twelve Months Ended March 31,
	2008	2007	2008	2007 (a)
Net revenue	$1,127	$613	$3,665	$3,091
Cost of goods sold	462	235	1,805	1,212

Gross profit	665	378	1,860	1,879

Operating expenses:
Marketing and sales	128	116	588	466
General and administrative	89	66	339	288
Research and development	316	257	1,145	1,041
Amortization of intangibles	13	7	34	27
Acquired in-process technology	138	—	138	3
Restructuring charges	18	3	103	15

Total operating expenses	702	449	2,347	1,840

Operating income (loss)	(37)	(71)	(487)	39

Losses on strategic investments	(106)	—	(118)	—
Interest and other income, net	7	30	98	99

Income (loss) before provision for (benefit from) income taxes and minority interest	(136)	(41)	(507)	138

Provision for (benefit from) income taxes	(42)	(16)	(53)	66

Income (loss) before minority interest	(94)	(25)	(454)	72

Minority interest	—	—	—	4

Net income (loss)	$(94)	$(25)	$(454)	$76

Earnings (loss) per share:
Basic	$(0.30)	$(0.08)	$(1.45)	$0.25
Diluted	$(0.30)	$(0.08)	$(1.45)	$0.24

Number of shares used in computation:
Basic	317	310	314	308
Diluted	317	310	314	317

Non-GAAP Results (in millions, except per share data)

The following tables reconcile the Company’s net income (loss) and diluted earnings (loss) per share as presented in its Unaudited Condensed Consolidated Statements of Operations as prepared in accordance with Generally Accepted Accounting Principles (“GAAP”) to its non-GAAP net income and non-GAAP diluted earnings per share. The Company’s non-GAAP results exclude the following, if any: the impact of the change in deferred net revenue (packaged goods and digital content), acquisition-related expenses (such as acquired in-process technology and amortization of intangibles), certain litigation expenses, losses on strategic investments, restructuring charges, and stock-based compensation. In addition, the Company’s non-GAAP results exclude income tax adjustments consisting of the income tax expense associated with the foregoing excluded items and the impact of certain one-time income tax adjustments.

	Three Months Ended March 31,		Twelve Months Ended March 31,
	2008	2007	2008	2007
Net income (loss)	$(94)	$(25)	$(454)	$76

Change in deferred net revenue (packaged goods and digital content) (b)	(208)		355
Acquired in-process technology	138	—	138	3
Amortization of intangibles	13	7	34	27
COGS amortization of intangibles	6	7	26	27
Losses on strategic investments	106	—	118	—
Restructuring charges	18	3	103	15
Stock-based compensation	45	28	150	133
Income tax adjustments	6	(1)	(131)	(34)

Non-GAAP net income	$30	$19	$339	$247

Non-GAAP diluted earnings per share	$0.09	$0.06	$1.06	$0.78
Shares used in non-GAAP diluted earnings per share computation	323	319	321	317

(a)	Derived from audited financial statements.

(b)

Prior to fiscal 2008, the change in deferred net revenue (packaged goods and digital content) did not have a material impact on the Company’s net revenue. Accordingly, the Company has not revised its fiscal 2007 non-GAAP financial measures to exclude the impact of the change in deferred net revenue (packaged goods and digital content).

ELECTRONIC ARTS INC. AND SUBSIDIARIES

Unaudited Condensed Consolidated Balance Sheets

(in millions)

	March 31, 2008	March 31, 2007 (a)
ASSETS

Current assets:
Cash, cash equivalents and short-term investments	$2,287	$2,635
Marketable equity securities	729	341
Receivables, net of allowances of $238 and $214, respectively	306	256
Inventories	168	62
Deferred income taxes, net	145	84
Other current assets	290	219

Total current assets	3,925	3,597

Property and equipment, net	396	484
Goodwill	1,152	734
Other intangibles, net	265	210
Deferred income taxes, net	164	25
Other assets	157	96

TOTAL ASSETS	$6,059	$5,146

LIABILITIES AND STOCKHOLDERS’ EQUITY

Current liabilities:
Accounts payable	$229	$180
Accrued and other current liabilities	683	814
Deferred net revenue (packaged goods and digital content)	387	32

Total current liabilities	1,299	1,026

Income tax obligations	319	—
Deferred income taxes, net	5	8
Other liabilities	97	80

Total liabilities	1,720	1,114

Stockholders’ equity:
Common stock	3	3
Paid-in capital	1,864	1,412
Retained earnings	1,888	2,323
Accumulated other comprehensive income	584	294

Total stockholders’ equity	4,339	4,032

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$6,059	$5,146

(a)	Derived from audited financial statements.

ELECTRONIC ARTS INC. AND SUBSIDIARIES

Unaudited Condensed Consolidated Statements of Cash Flows

(in millions)

	Three Months Ended March 31,		Twelve Months Ended March 31,
	2008	2007	2008	2007 (a)
OPERATING ACTIVITIES
Net income (loss)	$(94)	$(25)	$(454)	$76
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Depreciation, amortization and accretion, net	50	37	164	147
Stock-based compensation	45	28	150	133
Minority interest	—	—	—	(4)
Non-cash restructuring charges	14	—	56	—
Net losses on investments and sale of property and equipment	103	—	111	1
Acquired in-process technology	138	—	138	3
Change in assets and liabilities:
Receivables, net	531	320	(8)	(18)
Inventories	8	19	(100)	12
Other assets	48	(17)	(8)	46
Accounts payable	(146)	(3)	23	(2)
Accrued and other liabilities	(112)	(126)	71	34
Deferred income taxes, net	(92)	(19)	(160)	(54)
Deferred net revenue (packaged goods and digital content)	(208)	—	355	23

Net cash provided by operating activities	285	214	338	397

INVESTING ACTIVITIES
Capital expenditures	(22)	(60)	(84)	(176)
Purchase of marketable equity securities and other investments	—	—	(275)	(1)
Proceeds from maturities and sales of short-term investments	328	404	2,306	1,315
Purchase of short-term investments	(349)	(434)	(1,739)	(1,522)
Loan advance	—	—	(30)	—
Acquisition of subsidiaries, net of cash acquired	(607)	(9)	(607)	(103)

Net cash used in investing activities	(650)	(99)	(429)	(487)

FINANCING ACTIVITIES
Proceeds from issuance of common stock	32	35	192	168
Excess tax benefit from stock-based compensation	6	9	51	36
Repayment of note assumed in connection with acquisition	—	—	—	(14)

Net cash provided by financing activities	38	44	243	190

Effect of foreign exchange on cash and cash equivalents	2	13	30	29

Increase (decrease) in cash and cash equivalents	(325)	172	182	129
Beginning cash and cash equivalents	1,878	1,199	1,371	1,242

Ending cash and cash equivalents	1,553	1,371	1,553	1,371
Short-term investments	734	1,264	734	1,264

Ending cash, cash equivalents and short-term investments	$2,287	$2,635	$2,287	$2,635

(a)	Derived from audited financial statements.

ELECTRONIC ARTS INC. AND SUBSIDIARIES

Unaudited Supplemental Financial Information and Business Metrics

(in millions, except per share data, SKU count and Headcount)

	Q4 FY07	Q1 FY08	Q2 FY08	Q3 FY08	Q4 FY08	YOY % Change
CONSOLIDATED FINANCIAL DATA
Net revenue	613	395	640	1,503	1,127	84%
Net revenue - trailing twelve months (“TTM”)	3,091	3,073	2,929	3,151	3,665	19%

Gross profit	378	229	245	721	665	76%
Gross margin - % of net revenue	62%	58%	38%	48%	59%
Gross profit - TTM	1,879	1,863	1,663	1,573	1,860	(1%)
Gross margin - TTM % of net revenue	61%	61%	57%	50%	51%

Operating income (loss)	(71)	(183)	(274)	7	(37)	48%
Operating income (loss) margin - % of net revenue	(12%)	(46%)	(43%)	—	(3%)
Operating income (loss) - TTM	39	(25)	(313)	(521)	(487)	(1349%)
Operating income (loss) margin - TTM % of net revenue	1%	(1%)	(11%)	(17%)	(13%)

Net loss	(25)	(132)	(195)	(33)	(94)	(276%)
Diluted loss per share	($0.08)	($0.42)	($0.62)	($0.10)	($0.30)	(275%)
Net income (loss) - TTM	76	25	(192)	(385)	(454)	(697%)
Diluted earnings (loss) per share - TTM	$0.24	$0.07	($0.62)	($1.22)	($1.45)	(704%)

CASH FLOW DATA
Operating cash flow	214	(192)	(104)	349	285	33%
Operating cash flow - TTM	397	243	145	267	338	(15%)

Capital expenditures	60	14	23	25	22	(63%)
Capital expenditures - TTM	176	154	129	122	84	(52%)

BALANCE SHEET DATA
Cash, cash equivalents and short-term investments	2,635	2,189	2,176	2,583	2,287	(13%)
Marketable equity securities	341	660	716	837	729	114%
Receivables, net	256	123	424	830	306	20%
Inventories	62	74	103	178	168	171%
Deferred net revenue (packaged goods and digital content) (a)
End of the quarter	32	68	364	595	387
Less: Beginning of the quarter	—	32	68	364	595

Change in deferred net revenue (packaged goods and digital content)	32	36	296	231	(208)

STOCK-BASED COMPENSATION
Cost of goods sold	1	—	1	1	—
Marketing and sales	3	4	5	5	5
General and administrative	7	8	10	11	9
Research and development	17	16	22	21	31

Total Stock-Based Compensation	28	28	38	38	45

STOCK-BASED COMPENSATION - as a % of Net Revenue
Marketing and sales	1%	1%	1%	1%	—
General and administrative	1%	2%	2%	1%	1%
Research and development	3%	4%	3%	1%	3%

Total Stock-Based Compensation	5%	7%	6%	3%	4%

OTHER
Employees	7,893	8,101	8,239	8,165	9,037	14%
Diluted weighted-average shares	310	311	313	315	317

GEOGRAPHIC NET REVENUE MIX
North America	307	163	362	768	649	111%
International	306	232	278	735	478	56%

Europe	264	204	246	668	421	59%
Asia	42	28	32	67	57	36%

Net Revenue	613	395	640	1,503	1,127	84%

GEOGRAPHIC NET REVENUE MIX - as a % of Net Revenue
North America	50%	41%	57%	51%	58%
International	50%	59%	43%	49%	42%

Europe	43%	52%	38%	44%	37%
Asia	7%	7%	5%	5%	5%

Net Revenue	100%	100%	100%	100%	100%

(a)

Prior to fiscal 2008, the change in deferred net revenue (packaged goods and digital content) did not have a material impact on the Company’s net revenue. Accordingly, the Company has not revised its fiscal 2007 non-GAAP financial measures to exclude the impact of the change in deferred net revenue (packaged goods and digital content).

ELECTRONIC ARTS INC. AND SUBSIDIARIES

Unaudited Supplemental Financial Information and Business Metrics

(in millions, except per share data, SKU count and Headcount)

	Q4 FY07	Q1 FY08	Q2 FY08	Q3 FY08	Q4 FY08	YOY % Change
PLATFORM NET REVENUE MIX
PlayStation 2	117	61	73	301	166	42%
PLAYSTATION 3	52	13	17	102	152	192%
Xbox 360	82	47	218	196	128	56%
Wii	36	29	59	139	75	108%
Xbox	7	3	12	3	1	(86%)
Nintendo GameCube	4	1	3	1	—	(100%)

Total Consoles	298	154	382	742	522	75%

PC	128	89	79	148	114	(11%)

PSP	39	21	21	74	69	77%
Nintendo DS	27	25	47	122	36	33%
Cellular Handsets	36	33	37	38	41	14%
Game Boy Advance	3	2	4	2	—	(100%)

Total Mobility	105	81	109	236	146	39%

Co-publishing and Distribution	45	39	33	320	295	556%

Licensing, Advertising & Other	13	9	14	34	27	108%
Subscription Services	24	23	23	23	23	(4%)

Total Internet Services, Licensing & Other	37	32	37	57	50	35%

Net Revenue	613	395	640	1,503	1,127	84%

PLATFORM NET REVENUE MIX - as a % of Net Revenue
PlayStation 2	19%	16%	11%	20%	15%
PLAYSTATION 3	9%	3%	3%	7%	14%
Xbox 360	13%	12%	34%	13%	11%
Wii	6%	7%	9%	9%	7%
Xbox	1%	1%	2%	—	—
Nintendo GameCube	1%	—	1%	—	—

Total Consoles	49%	39%	60%	49%	47%

PC	21%	23%	12%	10%	10%

PSP	6%	5%	3%	5%	6%
Nintendo DS	5%	6%	7%	8%	3%
Cellular Handsets	6%	8%	6%	3%	4%
Game Boy Advance	—	1%	1%	—	—

Total Mobility	17%	20%	17%	16%	13%

Co-publishing and Distribution	7%	10%	5%	21%	26%

Licensing, Advertising & Other	2%	2%	2%	2%	2%
Subscription Services	4%	6%	4%	2%	2%

Total Internet Services, Licensing & Other	6%	8%	6%	4%	4%

Net Revenue	100%	100%	100%	100%	100%

PLATFORM SKU RELEASE MIX (a)
PlayStation 2	6	1	7	7	—	(100%)
PLAYSTATION 3	3	1	7	5	4	33%
Xbox 360	4	2	8	5	4	—
Wii	4	2	5	7	—	(100%)
Xbox	—	—	2	—	—	—
Nintendo GameCube	—	—	1	—	—	—

Total Consoles	17	6	30	24	8	(53%)

PC	6	5	7	4	5	(17%)

PSP	2	1	3	4	1	(50%)
Nintendo DS	2	2	4	5	1	(50%)
Game Boy Advance	—	—	1	—	—	—

Total Mobility	4	3	8	9	2	(50%)

Total SKUs	27	14	45	37	15	(44%)

(a)	Mac®, Cellular Handsets, iPod® nano, and iPod® classic are not included in SKU count.

ELECTRONIC ARTS INC. AND SUBSIDIARIES

Unaudited Supplemental Fact Sheet for Q4 Fiscal 2008

Q4 Product Releases	Platform (i)

• ARMY OF TWOTM	PLAYSTATION®3
• BurnoutTM Paradise	PLAYSTATION 3
• FIFA Street 3	PLAYSTATION 3
• NFL Tour	PLAYSTATION 3

• ARMY OF TWO	Xbox 360™
• Burnout Paradise	Xbox 360
• FIFA Street 3	Xbox 360
• NFL Tour	Xbox 360

• Command & ConquerTM 3: Kane’s Wrath	PC
• The SimsTM 2 FreeTime	PC
• The Sims CarnivalTM BumperBlast	PC
• The Sims Carnival SnapCity	PC
• The Sims Castaway Stories	PC

• The Sims Castaway Stories	Mac®

• Need for SpeedTM ProStreet	PSP®

• FIFA Street 3	Nintendo DS™

• Command & Conquer 3 Tiberium WarsTM	Cellular Handsets
• Merv Griffin’s CrosswordsTM	Cellular Handsets
• MONOPOLY HERE AND NOW	Cellular Handsets
• Tetris® BlockoutTM	Cellular Handsets
• The Sims Castaway	Cellular Handsets
• The Sims Pool	Cellular Handsets

• SCRABBLE®	iPod® nano/iPod® classic
• YAHTZEE	iPod nano/iPod classic

Co-publishing, Distribution, and International only (ii)

• Ninja ReflexTM	WiiTM

• Ninja Reflex	Nintendo DS
• SimCity™ DS 2 (iii)	Nintendo DS

• Asterix: The Official Mobile Game of the Movie (iv)	Cellular Handsets
• FIFA Manager	Cellular Handsets

(i)	Mac, Cellular Handsets, iPod nano, and iPod classic releases are not included in SKU count.

(ii)	Not included in SKU count.

(iii)	Released in Japan.

(iv)	Referred in France as “Asterix at the Olympic Games”.

All trademarks are the property of their respective owners.

ELECTRONIC ARTS INC. AND SUBSIDIARIES

Unaudited Reconciliation of GAAP to Non-GAAP Results

(in millions, except per share data)

The following tables reconcile the Company’s net revenue, gross profit, operating income (loss), net loss and diluted loss per share as presented in its Unaudited Condensed Consolidated Statements of Operations as prepared in accordance with Generally Accepted Accounting Principles (“GAAP”) with its non-GAAP net revenue, non-GAAP gross profit, non-GAAP operating income (loss), non-GAAP net income (loss), and non-GAAP diluted earnings (loss) per share. The Company’s non-GAAP net revenue excludes the impact of the change in deferred net revenue (packaged goods and digital content). The Company’s non-GAAP gross profit excludes the impact of the change in deferred net revenue (packaged goods and digital content), COGS amortization of intangibles, and stock-based compensation. The Company’s non-GAAP operating income (loss), non-GAAP net income (loss), and non-GAAP diluted earnings (loss) per share exclude the impact of the change in deferred net revenue (packaged goods and digital content), acquired in-process technology, amortization of intangibles, restructuring charges, and stock-based compensation. In addition, the Company’s non-GAAP net income (loss) and non-GAAP diluted earnings (loss) per share exclude losses on strategic investments and income tax adjustments consisting of the income tax expense associated with the foregoing excluded items and the impact of certain one-time income tax adjustments.

	Q4 FY07	Q1 FY08	Q2 FY08	Q3 FY08	Q4 FY08	YOY % Change
QUARTERLY RECONCILIATION OF RESULTS
GAAP net revenue	$613	$395	$640	$1,503	$1,127	84%
Change in deferred net revenue (packaged goods and digital content) (a)		36	296	231	(208)

Non-GAAP net revenue (a)	$613	$431	$936	$1,734	$919	50%

GAAP gross profit	$378	$229	$245	$721	$665	76%
Change in deferred net revenue (packaged goods and digital content) (a)		36	296	231	(208)
COGS amortization of intangibles	7	7	7	6	6
Stock-based compensation	1	—	1	1	—

Non-GAAP gross profit	$386	$272	$549	$959	$463	20%

Non-GAAP gross margin - % of non-GAAP net revenue	63%	63%	59%	55%	50%

GAAP operating income (loss)	$(71)	$(183)	$(274)	$7	$(37)	48%
Change in deferred net revenue (packaged goods and digital content)(a)		36	296	231	(208)
Acquired in-process technology	—	—	—	—	138
Amortization of intangibles	7	7	7	7	13
COGS amortization of intangibles	7	7	7	6	6
Restructuring charges	3	2	5	78	18
Stock-based compensation	28	28	38	38	45

Non-GAAP operating income (loss)	$(26)	$(103)	$79	$367	$(25)	4%

Non-GAAP operating income (loss) margin - % of non-GAAP net revenue	(4%)	(24%)	8%	21%	(3%)

GAAP net loss	$(25)	$(132)	$(195)	$(33)	$(94)	(276%)
Change in deferred net revenue (packaged goods and digital content) (a)		36	296	231	(208)
Acquired in-process technology	—	—	—	—	138
Amortization of intangibles	7	7	7	7	13
COGS amortization of intangibles	7	7	7	6	6
Losses on strategic investments	—	—	—	12	106
Restructuring charges	3	2	5	78	18
Stock-based compensation	28	28	38	38	45
Income tax adjustments	(1)	(17)	(71)	(49)	6

Non-GAAP net income (loss)	$19	$(69)	$87	$290	$30	58%

Non-GAAP net income (loss) margin - % of non-GAAP net revenue	3%	(16%)	9%	17%	3%

GAAP diluted loss per share	($0.08)	($0.42)	($0.62)	($0.10)	($0.30)	(275%)
Non-GAAP diluted earnings (loss) per share	$0.06	($0.22)	$0.27	$0.90	$0.09	50%
Shares used in non-GAAP diluted earnings (loss) per share computation	319	311	320	323	323

(a)

Prior to fiscal 2008, the change in deferred net revenue (packaged goods and digital content) did not have a material impact on the Company’s net revenue. Accordingly, the Company has not revised its fiscal 2007 non-GAAP financial measures to exclude the impact of the change in deferred net revenue (packaged goods and digital content).

ELECTRONIC ARTS INC. AND SUBSIDIARIES

Unaudited Reconciliation of GAAP to Non-GAAP Results

(in millions, except per share data)

The following tables reconcile the Company’s net revenue, gross profit, operating income (loss), net income (loss) and diluted earnings (loss) per share as presented in its Unaudited Condensed Consolidated Statements of Operations as prepared in accordance with Generally Accepted Accounting Principles (“GAAP”) with its non-GAAP net revenue, non-GAAP gross profit, non-GAAP operating income, non-GAAP net income, and non-GAAP diluted earnings per share. The Company’s non-GAAP net revenue excludes the impact of the change in deferred net revenue (packaged goods and digital content). The Company’s non-GAAP gross profit excludes the impact of the change in deferred net revenue (packaged goods and digital content), COGS amortization of intangibles, and stock-based compensation. The Company’s non-GAAP operating income, non-GAAP net income, and non-GAAP diluted earnings per share exclude the impact of the change in deferred net revenue (packaged goods and digital content), acquired in-process technology, amortization of intangibles, restructuring charges, and stock-based compensation. In addition, the Company’s non-GAAP net income and non-GAAP diluted earnings per share exclude losses on strategic investments and income tax adjustments consisting of the income tax expense associated with the foregoing excluded items and the impact of certain one-time income tax adjustments.

	Q4 FY07	Q1 FY08	Q2 FY08	Q3 FY08	Q4 FY08	YOY % Change
TRAILING TWELVE MONTH RECONCILIATION OF RESULTS
GAAP net revenue	$3,091	$3,073	$2,929	$3,151	$3,665	19%
Change in deferred net revenue (packaged goods and digital content) (a)		36	332	563	355

Non-GAAP net revenue (a)	$3,091	$3,109	$3,261	$3,714	$4,020	30%

GAAP gross profit	$1,879	$1,863	$1,663	$1,573	$1,860	(1%)
Change in deferred net revenue (packaged goods and digital content) (a)		36	332	563	355
COGS amortization of intangibles	27	28	28	27	26
Stock-based compensation	2	2	2	3	2

Non-GAAP gross profit	$1,908	$1,929	$2,025	$2,166	$2,243	18%

Non-GAAP gross margin - % of non-GAAP net revenue	62%	62%	62%	58%	56%

GAAP operating income (loss)	$39	$(25)	$(313)	$(521)	$(487)	(1349%)
Change in deferred net revenue (packaged goods and digital content) (a)		36	332	563	355
Acquired in-process technology	3	3	1	—	138
Amortization of intangibles	27	28	28	28	34
COGS amortization of intangibles	27	28	28	27	26
Restructuring charges	15	11	12	88	103
Stock-based compensation	133	124	129	132	150

Non-GAAP operating income	$244	$205	$217	$317	$319	31%

Non-GAAP operating income margin - % of non-GAAP net revenue	8%	7%	7%	9%	8%

GAAP net income (loss)	$76	$25	$(192)	$(385)	$(454)	(697%)
Change in deferred net revenue (packaged goods and digital content) (a)		36	332	563	355
Acquired in-process technology	3	3	1	—	138
Amortization of intangibles	27	28	28	28	34
COGS amortization of intangibles	27	28	28	27	26
Losses on strategic investments	—	—	—	12	118
Restructuring charges	15	11	12	88	103
Stock-based compensation	133	124	129	132	150
Income tax adjustments	(34)	(39)	(100)	(138)	(131)

Non-GAAP net income	$247	$216	$238	$327	$339	37%

Non-GAAP net income margin - % of non-GAAP net revenue	8%	7%	7%	9%	8%

GAAP diluted earnings (loss) per share	$0.24	$0.07	($0.62)	($1.22)	($1.45)	(704%)
Non-GAAP diluted earnings per share	$0.78	$0.68	$0.74	$1.01	$1.06	36%

(a)

Prior to fiscal 2008, the change in deferred net revenue (packaged goods and digital content) did not have a material impact on the Company’s net revenue. Accordingly, the Company has not revised its fiscal 2007 non-GAAP financial measures to exclude the impact of the change in deferred net revenue (packaged goods and digital content).

ELECTRONIC ARTS INC. AND SUBSIDIARIES

Unaudited Supplemental Non-GAAP Financial Information and Non-GAAP Business Metrics

(in millions, except per share data)

	Q4 FY07	Q1 FY08	Q2 FY08	Q3 FY08	Q4 FY08	YOY % Change
CONSOLIDATED NON-GAAP FINANCIAL DATA (b)
Non-GAAP net revenue	613	431	936	1,734	919	50%
Non-GAAP net revenue - TTM	3,091	3,109	3,261	3,714	4,020	30%

Non-GAAP gross profit	386	272	549	959	463	20%
Non-GAAP gross margin - % of non-GAAP net revenue	63%	63%	59%	55%	50%
Non-GAAP gross profit - TTM	1,908	1,929	2,025	2,166	2,243	18%
Non-GAAP gross margin - TTM % of non-GAAP net revenue	62%	62%	62%	58%	56%

Non-GAAP operating income (loss)	(26)	(103)	79	367	(25)	4%
Non-GAAP operating income (loss) margin - % of non-GAAP net revenue	(4%)	(24%)	8%	21%	(3%)
Non-GAAP operating income - TTM	244	205	217	317	319	31%
Non-GAAP operating income margin - TTM % of non-GAAP net revenue	8%	7%	7%	9%	8%

Non-GAAP net income (loss)	19	(69)	87	290	30	58%
Non-GAAP diluted earnings (loss) per share	$0.06	($0.22)	$0.27	$0.90	$0.09	50%
Non-GAAP net income - TTM	247	216	238	327	339	37%
Non-GAAP diluted earnings per share - TTM	$0.78	$0.68	$0.74	$1.01	$1.06	36%

GEOGRAPHIC NET REVENUE MIX - GAAP to Non-GAAP Reconciliation

GAAP
North America	307	163	362	768	649	111%
International	306	232	278	735	478	56%

Europe	264	204	246	668	421	59%
Asia	42	28	32	67	57	36%

Net Revenue	613	395	640	1,503	1,127	84%

Change In Deferred Net Revenue (Packaged Goods and Digital Content) Geographic Mix (a)
North America		8	163	93	(105)
International		28	133	138	(103)

Europe		21	129	124	(103)
Asia		7	4	14	—

Change In Deferred Net Revenue (Packaged Goods and Digital Content)		36	296	231	(208)

Non-GAAP
North America	307	171	525	861	544	77%
International	306	260	411	873	375	23%

Europe	264	225	375	792	318	20%
Asia	42	35	36	81	57	36%

Non-GAAP Net Revenue	613	431	936	1,734	919	50%

NON-GAAP GEOGRAPHIC NET REVENUE MIX - as a % of Non-GAAP Net Revenue
North America	50%	40%	56%	50%	59%
International	50%	60%	44%	50%	41%

Europe	43%	52%	40%	45%	35%
Asia	7%	8%	4%	5%	6%

Non-GAAP Net Revenue	100%	100%	100%	100%	100%

(a)

Prior to fiscal 2008, the change in deferred net revenue (packaged goods and digital content) did not have a material impact on the Company’s net revenue. Accordingly, the Company has not revised its fiscal 2007 non-GAAP financial measures to exclude the impact of the change in deferred net revenue (packaged goods and digital content).

(b)	Refer to Unaudited Reconciliation of GAAP to Non-GAAP Results.

ELECTRONIC ARTS INC. AND SUBSIDIARIES

Unaudited Supplemental Non-GAAP Financial Information and Non-GAAP Business Metrics

(in millions)

	Q4 FY07	Q1 FY08	Q2 FY08	Q3 FY08	Q4 FY08	YOY % Change
PLATFORM NON-GAAP NET REVENUE MIX
PLAYSTATION 3	52	20	98	196	138	165%
Xbox 360	82	47	218	196	128	56%
Wii	36	29	83	156	61	69%
PlayStation 2	117	69	204	324	52	(56%)
Xbox	7	3	12	3	1	(86%)
Nintendo GameCube	4	1	3	1	—	(100%)

Total Consoles	298	169	618	876	380	28%

PC	128	96	116	153	92	(28%)

PSP	39	30	43	111	47	21%
Cellular Handsets	36	34	37	38	41	14%
Nintendo DS	27	25	47	122	36	33%
Game Boy Advance	3	2	4	2	—	(100%)

Total Mobility	105	91	131	273	124	18%

Co-publishing and Distribution	45	39	32	372	271	502%

Licensing, Advertising & Other	13	13	16	37	29	123%
Subscription Services	24	23	23	23	23	(4%)

Total Internet Services, Licensing & Other	37	36	39	60	52	41%

Non-GAAP Net Revenue	613	431	936	1,734	919	50%

Change in Deferred Net Revenue (Packaged Goods and Digital Content) (a)
PLAYSTATION 3		(7)	(81)	(94)	14
Wii		—	(24)	(17)	14
PlayStation 2		(8)	(131)	(23)	114
PC		(7)	(37)	(5)	22
PSP		(9)	(22)	(37)	22
Cellular Handsets		(1)	—	—	—
Co-publishing and Distribution		—	1	(52)	24
Licensing, Advertising & Other		(4)	(2)	(3)	(2)

Change in Deferred Net Revenue (Packaged Goods and Digital Content) (a)		(36)	(296)	(231)	208

GAAP Net Revenue		395	640	1,503	1,127

PLATFORM NON-GAAP NET REVENUE MIX - as a % of Non-GAAP Net Revenue
PLAYSTATION 3	9%	5%	11%	11%	15%
Xbox 360	13%	11%	23%	11%	14%
Wii	6%	7%	9%	9%	7%
PlayStation 2	19%	16%	22%	19%	5%
Xbox	1%	1%	1%	—	—
Nintendo GameCube	1%	—	—	—	—

Total Consoles	49%	40%	66%	50%	41%

PC	21%	22%	12%	9%	10%

PSP	6%	7%	5%	7%	5%
Cellular Handsets	6%	8%	4%	2%	4%
Nintendo DS	5%	6%	5%	7%	4%

Total Mobility	17%	21%	14%	16%	13%

Co-publishing and Distribution	7%	9%	4%	22%	30%

Licensing, Advertising & Other	2%	3%	2%	2%	3%
Subscription Services	4%	5%	2%	1%	3%

Total Internet Services, Licensing & Other	6%	8%	4%	3%	6%

Non-GAAP Net Revenue	100%	100%	100%	100%	100%

(a)

Prior to fiscal 2008, the change in deferred net revenue (packaged goods and digital content) did not have a material impact on the Company’s net revenue. Accordingly, the Company has not revised its fiscal 2007 non-GAAP financial measures to exclude the impact of the change in deferred net revenue (packaged goods and digital content).